                                             TOYOTA MOTOR CREDIT CORPORATION
                          SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
        DISTRIBUTION DATE OF FEBRUARY 18, 2003 FOR THE COLLECTION PERIOD JANUARY 1, 2003 THROUGH JANUARY 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Subordinated
                                                   Class A-1          Class A-2        Class A-3        Class A-4       -----------
                                                   ---------          ---------        ---------        ---------         Seller's
                             Total                  Balance            Balance          Balance          Balance          Interest
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL
DEAL PARAMETERS
--------------------
  Securities Balance   $1,552,000,000.00         $444,000,000.00   $387,000,000.00  $457,000,000.00  $264,000,000.00
  Senior Subordinate
    Tranche               $48,001,788.00                                                                              $48,001,788.00
  Receivables Pool
    Balance            $1,600,001,788.00
  Principal Factor            1.00000000              1.00000000        1.00000000       1.00000000       1.00000000
  Rate                                                  1.91375%             2.79%            3.76%            4.39%
  Final Scheduled
    Payment Date                                   June 16, 2003 December 15, 2004    June 15, 2006     May 15, 2009    May 15, 2009
  Number of Contracts            102,386
  Weighted Average
    A.P.R.                         7.24%
  Weighted Average
    Remaining Term                 51.97 months
  Servicing Fee Rate               1.00%

POOL DATA - PRIOR
MONTH
-----------------
  Securities Balance   $1,100,309,092.56                   $0.00   $379,309,092.56  $457,000,000.00  $264,000,000.00
  Senior Subordinate
    Tranche               $47,639,882.46                                                                              $47,639,882.46
  Receivables Pool
    Balance            $1,147,948,975.02
  Securities Pool
    Factor                    0.70896204              0.00000000        0.98012685       1.00000000       1.00000000      0.99246058
  Number of Contracts             86,248
  Weighted Average
    A.P.R.                         7.24%
  Weighted Average
    Remaining Term                 44.60 months
  Precompute and
    Simple Interest
    Advances               $2,404,998.54
  Payahead Account
    Balance                  $337,960.56
  Interest Shortfall               $0.00                   $0.00             $0.00            $0.00            $0.00
  Principal Shortfall              $0.00                   $0.00             $0.00            $0.00            $0.00

POOL DATA - CURRENT
MONTH
------------------
  Securities Balance   $1,052,466,265.25                   $0.00   $331,466,265.25  $457,000,000.00  $264,000,000.00
  Senior Subordinate
    Tranche               $45,568,440.28                                                                              $45,568,440.28
  Receivables Pool
    Balance            $1,098,034,705.53
  Securities Pool
    Factor                    0.67813548              0.00000000        0.85650198       1.00000000       1.00000000     0.949307144
  Number of Contracts             84,060
  Weighted Average
    A.P.R.                         7.24%
  Weighted Average
    Remaining Term                 43.76 months
  Precompute and Simple
    Interest Advances      $2,045,373.15
  Payahead Account
    Balance                  $305,267.42
  Interest Shortfall               $0.00                   $0.00             $0.00            $0.00            $0.00
  Principal Shortfall              $0.00                   $0.00             $0.00            $0.00            $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                       $0.00
  Specified Reserve Account Percentage                                                                                         0.00%
  Specified Reserve Account Amount                                                                                             $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                              3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                                         $36,836,319.28

  Beginning Balance                                                                                                            $0.00
  Total Withdraw                                                                                                               $0.00
  Amount Available for Deposit to the Reserve Account                                                                  $2,477,946.88
                                                                                                                      --------------
  Reserve Account Balance Prior to Release                                                                             $2,477,946.88
  Reserve Account Required Amount                                                                                              $0.00
  Reserve Account Release to Seller                                                                                    $2,477,946.88
                                                                                                                      --------------
  Ending Reserve Account Balance                                                                                               $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                               $8,000,009.00

  Beginning of Period Balance                                                                                                  $0.00
  Draws                                                                                                                        $0.00
  Reimbursements                                                                                                               $0.00
                                                                                                                      --------------
  End of Period Balance                                                                                                        $0.00

  Current Period Undrawn Amount                                                                                        $8,000,009.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                                                          Vehicles       Amount
                                                                                                          --------       ------
  Liquidated Contracts                                                                                      55
                                                                                                            --
  Gross Principal Balance of Liquidated Receivables                                                                     $613,135.38
  Net Liquidation Proceeds Received During the Collection Period                                                       ($309,744.73)
  Recoveries on Previously Liquidated Contracts                                                                         ($10,760.86)
                                                                                                                     --------------
  Aggregate Credit Losses for the Collection Period                                                                     $292,629.79
                                                                                                                     --------------

                                                                                                                     --------------
  Cumulative Credit Losses for all Periods                                                                  212       $1,240,533.63
                                                                                                            ---      --------------
  Repossessed in Current Period                                                                             44
                                                                                                            --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                            ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                                          Charge-Off Rate
    Second Preceding Collection Period                                                                                         0.20%
    First Preceding Collection Period                                                                                          0.29%
    Current Collection Period                                                                                                  0.31%
------------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                            0.27%
Charge-off Rate Indicator ( > 2.25%)                                                                               CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                                                          Percent    Contracts     Percent            Amount
                                                                          -------    ---------     -------            ------
  31-60 Days Delinquent                                                     0.86%          721       0.97%            $10,699,487.26
  61-90 Days Delinquent                                                     0.20%          166       0.23%             $2,529,187.62
  Over 90 Days Delinquent                                                   0.22%          184       0.23%             $2,577,973.08
                                                                                        ------                       ---------------
  Total Delinquencies                                                                    1,071                        $15,806,647.96
                                                                                        ======                       ===============

  Repossessed Vehicle Inventory                                                             96 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                         0.34%
    First Preceding Collection Period                                                                                          0.39%
    Current Collection Period                                                                                                  0.42%
------------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                            0.38%
Delinquency Percentage Indicator ( > 2.25%)                                                                        CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                                             TOYOTA MOTOR CREDIT CORPORATION
                          SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
        DISTRIBUTION DATE OF FEBRUARY 18, 2003 FOR THE COLLECTION PERIOD JANUARY 1, 2003 THROUGH JANUARY 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Subordinated
                                                          Class A-1    Class A-2        Class A-3        Class A-4      ------------
                                                          ---------    ---------        ---------        ---------        Sellers's
                                             Total         Balance      Balance          Balance          Balance         Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received            $49,301,134.11
  Interest Payments Received              $7,333,760.04
  Net Precomputed Payahead Amount            $32,693.14
  Aggregate Net Liquidation
    Proceeds Received                       $320,505.59
  Principal on Repurchased Contracts              $0.00
  Interest on Repurchased Contracts               $0.00
                                        ----------------
  Total Collections                      $56,988,092.88
  Net Simple Interest Advance Amount       ($330,480.18)
  Net Precomputed Advance Amount            ($29,145.21)
                                        ----------------
  Total Available Amount                 $56,628,467.49

AMOUNTS DUE
-----------
  Servicing Fee                             $956,624.15
  Accrued and Unpaid Interest             $3,279,626.97
  Principal                              $49,914,269.49
  Reserve Account                         $2,477,946.88
                                        ----------------
  Total Amount Due                       $56,628,467.49

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                             $956,624.15
  Interest                                $3,279,626.97     $0.00       $881,893.64   $1,431,933.33     $965,800.00      N/A
  Principal                              $49,914,269.49     $0.00    $47,842,827.31           $0.00           $0.00    $2,071,442.18
  Reserve Account                         $2,477,946.88
                                        ----------------   ------   ---------------   -------------     -----------    -------------
  Total Amount Distributed               $56,628,467.49     $0.00    $48,724,720.95   $1,431,933.33     $965,800.00    $2,071,442.18
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Monthly Information by Type of Loan
-----------------------------------
Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                            $730,352.15
  Prepayments in Full                                          124 contracts                 $482,058.04
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                        $1,323,099.22
  Advances - Reimbursement of Previous Advances                                               $29,145.21
  Advances - Current Advance Amount                                                                $0.00
  Payahead Account - Payments Applied                                                         $32,693.14
  Payahead Account - Additional Payaheads                                                          $0.00

Simple Interest Contracts
-------------------------
  Collected Principal                                                                     $27,679,960.57
  Prepayments in Full                                         2009 contracts              $20,408,763.35
  Collected Interest                                                                       $7,223,071.01
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                              $330,480.18
  Advances - Current Advance Amount                                                                $0.00
---------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/ Angela Burraston
-------------------------------------------------
Angela Burraston
ABS Accounting Manager